Exhibit 10.3
RELEASE OF CERTAIN GUARANTORS

Reference is made to that certain Tenth Supplemental Indenture, dated as of November 20, 2020, as supplemented by that certain Supplemental Indenture, dated as of January 29, 2021, that certain Supplemental Indenture, dated as of July 8, 2021, that certain Supplemental Indenture, dated as of October 28, 2021, and that certain Supplemental Indenture, dated as of July 27, 2023 (the “Tenth Supplemental Indenture”), among Service Properties Trust (formerly known as Hospitality Properties Trust), a Maryland real estate investment trust, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”), each of the Subsidiaries listed on Schedule 1 attached hereto (each, a “Released Guarantor”) and certain other Subsidiaries of the Company, as Guarantors, to the Indenture, dated as of February 3, 2016 (the “Indenture”), between the Company and the Trustee, relating to the Company’s 5.50% Senior Notes due 2027 (the “Notes”). The terms defined in the Tenth Supplemental Indenture are used herein as therein defined, unless otherwise defined herein.
Pursuant to Section 6 of the Tenth Supplemental Indenture, the undersigned, as Trustee, hereby confirms the release and discharge of each Released Guarantor from any and all obligations and liabilities under the Subsidiary Guarantee, and further hereby confirms the termination and release of each Released Guarantor of all other obligations under the Tenth Supplemental Indenture, the Indenture or the Notes, each as of June 29, 2023.

Dated as of September 28, 2023.
U.S. Bank Trust Company, National Association, as Trustee

By:	/s/ David W. Doucette
Name: David W. Doucette
Title: Vice President

SCHEDULE 1

RELEASED GUARANTORS

1.Banner NewCo LLC, a Delaware limited liability company
2.HPT Suite Properties Trust, a Maryland real estate investment trust
3.HPTMI Properties Trust, a Maryland real estate investment trust
4.HPT Cambridge LLC, a Massachusetts limited liability company
5.Royal Sonesta, Inc., a Louisiana corporation
6.HPTMI Hawaii, Inc., a Delaware corporation